UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________
Form 8-K
___________________________

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 14, 2020
Jacobs Engineering Group Inc.
(Exact name of Registrant as specified in its charter)

Delaware		1-7463		95-4081636
(State or other jurisdiction of incorporation or organization)		(SEC File No.)		(IRS Employer identification number)

1999 Bryan Street	Suite 1200	Dallas	Texas	75201
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number (including area code): (214) 583-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
_________________________________________________________________

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	$1 par value	J	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matter to a Vote of Security Holders
On January 14, 2020, Jacobs Engineering Group Inc. ("the Company") held its annual meeting of shareholders, at which the following items were voted upon:
Proposal No. 1: Election of Directors

Nominee	For	Against	Abstain
Joseph R. Bronson	106,732,489	3,093,595	74,566
Robert C. Davidson, Jr.	107,745,183	2,075,247	80,220
Steven J. Demetriou	108,332,435	1,511,219	56,996
General Ralph E. Eberhart	108,542,119	1,285,576	72,955
Georgette D. Kiser	109,758,839	79,876	61,935
Linda Fayne Levinson	108,015,169	1,806,298	79,183
Barbara L. Loughran	109,604,098	216,922	79,630
Robert A. McNamara	109,412,423	407,448	80,779
Peter J. Robertson	108,162,592	1,658,420	79,638
Christopher M.T. Thompson	109,735,558	91,286	73,806
There were 11,539,759 broker non-votes in the election of directors.
Proposal No. 2: Advisory Vote to Approve the Company’s Executive Compensation

For	Against	Abstain
107,417,398	2,120,319	362,933
There were 11,539,759 broker non-votes on the proposal.
Proposal No. 3: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending October 2, 2020

For	Against	Abstain
117,137,886	4,152,236	150,287
 There were no broker non-votes on the proposal.

Item 8.01	Other Events
Dividend
On January 16, 2020, the Board declared a quarterly cash dividend payable to shareholders in the amount of $0.19 per share of the Company’s common stock. This represents a 12% increase in the quarterly dividend. This dividend will be paid on February 28, 2020 to shareholders of record as of the close of business on January 31, 2020. Future dividend payments are subject to review and approval by the Board.
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 16, 2020

JACOBS ENGINEERING GROUP INC.

By:	/s/ Kevin C. Berryman
Kevin C. Berryman
President and Chief Financial Officer